December 2005 Road Show Presentation Exhibit 99.1

Forward Looking Statements
The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward looking statements include statements and projections related to 2005 and 2006
FFO, growth in the e-commerce market, the digital communication and distribution market, the market effects of regulatory requirements, the disaster recovery market, the replacement cost of our assets, capitalization rates for our properties and other properties, the effect new leases will have on our rental revenues and results of operations, lease expiration rates, the effect of leasing and acquisition on our FFO, FFO payout ratio and implied cap rates and our implied valuation using these cap rates and other metrics. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: adverse economic or real estate developments in our markets or the technology industry; general and local economic conditions; defaults on or non-renewal of leases by tenants; difficulty acquiring or operating properties in foreign jurisdictions, changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation, increased interest rates and operating costs; inability to acquire new properties
(including those we are in the process of acquiring); our failure to obtain necessary outside financing; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully operate acquired properties and operations; our failure to maintain our status as a REIT; possible adverse changes to tax law; environmental uncertainties and risks related to natural disasters; financial market fluctuations; changes in foreign currency exchange rates; and changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended December 31, 2004 and other filings with the Securities and
Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Digital Realty Trust Overview
•
Tenants consist of leading global
companies diversified across various
industries
•
Own 41 properties comprising 8.0
million rentable sq ft excluding
732,000 sq ft of additional space held
for redevelopment
•
Portfolio occupancy of 93.2%
(1)
•
Assets strategically located in top
technology markets in US and
Western Europe
DLR is a leading institutional owner focused on
mission critical technology properties in the US and Western Europe
Lakeside Tech Center
Chicago, IL
Note: Unless otherwise indicated, information as of November 29, 2005.
(1) Leasing calculated based on in place leases as of September 30, 2005 and excludes approximately 732,000 square feet of space held for redevelopment.

DLR investment highlights
•
Specialized focus in dynamic and
growing industries
•
High quality portfolio that is difficult
to replicate
•
Experienced industry consolidator
with proven ability to acquire assets
below replacement cost
•
Acquisition and leasing pace creates
potential for strong FFO growth
•
Uniquely positioned as both a value
and growth REIT
Univision Tower
Dallas, TX

DLR properties feature advanced technical systems
Power backup/redundancy
Power management/conversion
Precision air cooling/handling
Systems and security controls
Between $500 and $1,000 psf typically invested in DLR buildings, creating a barrier to exit for tenants and discouraging speculative new supply

UBS
AMERIQUEST MORTGAGE COMPANY
cme Chicago Mercantile Exchange

Thomas Jefferson University | Jefferson University Physicians
FIDELITY NATIONAL FINANCIAL

BT
SBC
T-Systems

YAHOO!
ebY
Microsoft

Infosys
CSC EXPERIENCE. RESULTS.

DIGITAL REALTY TRUST

DLR is unique in its focus on technology properties
Data Centers (34%
(1)
) Internet Gateways (43%
(1)
)
Financial Health/Insurance Communications Internet Enterprise
• Storage/server intensive buildings
• Provide a secure 24 x 7
environment for the storage and
processing of mission-critical
electronic information
• Used to house the primary IT
operations of leading companies,
transaction processing and
disaster recovery purposes
• Internet and telecom network
intensive buildings
• Serve as the hub for Internet and
data communications within and
between major metropolitan areas
• Market-dominant position in their
respective MSAs
• Frequently serve as a super-
regional connection point with
multiple anchor tenants
(1)  Calculated based on annualized rents using in place leases as of September 30, 2005.
IT Services

Strong trends drive sustained demand for DLR space
•
IDC predicts that US residential
VOIP subscribers will grow to
27M in 2009 from 3M in 2005 (73% growth per year)
•
Wall Street Journal reports corporate data storage capacity is expanding 60% a year
• SEC, NYSE, and NASD business continuity and records retention rules require financial information for over six years, records backup, etc.
•
Forrester Research expects US online
retail sales to increase to
$329B in 2010 from $172B in 2005 (14% growth per year)
Trends
E-Commerce
Digital
Communication
& Distribution
Regulatory
Requirements
Disaster
Recovery

0%
10%
20%
30%
40%
50%
60%
2002 2003 2004 3Q2005
$-
$100
$200
$300
$400
$500
$600
Source:
Estimated based on reported cabinet (available and billing), square feet and revenue data from Equinix and Savvis as per press releases, SEC filings, research reports and internal DLR estimates as of October 28, 2005.  Assumes 35 sq ft per cabinet throughout period if square feet not reported.
Equinix and Savvis, two leading managed service providers that “resell” space leased directly from DLR, are experiencing strong growth in revenues and utilization
Bill rates and utilization rates are escalating
Revenue PSF Utilization Rate
Revenue PSF (Utilized)
Revenue PSF (Total)
Utilization Rate
$491 psf
$529 psf
$142 psf
$266 psf
29%
51%

•
Former General Manager of Critical Facilities for EDS
•
18+ years of technology infrastructure experience
Ted Martin
Director of Operations
•
Former Director of Sales, Nortel Networks
•
13+ years of technology business experience
Christopher Crosby
VP Sales & Tech Svcs
•
Former Head of GI Partners real estate acquisitions
•
17+ years of real estate experience
Scott Peterson
Sr. VP Acquisitions
•
Former President & CFO of TriNet
•
24+ years of finance and real estate experience
A. William Stein
CFO/CIO
•
Co-founder of Digital Realty Trust
•
25+ years of real estate and technology experience
Michael Foust
CEO
•
Co-founder of Digital Realty Trust
•
23+ years of real estate and technology experience
Richard Magnuson
Executive Chairman
Senior management leads a complete REIT team
•
Relevant
experience
•
Proven track
record
•
Public
markets
background
DLR is organized and managed to deliver growth
Management is supported by a team of approximately 50 professionals in the US and Europe focused on executing DLR’s core strategy

Since its IPO, DLR has outperformed its peers and the RMS
DLR is a top performing 2004 REIT IPO
Note: Total return as of November 25, 2005 assuming dividend reinvestment as per Factset. IPO date: October 29, 2004.
(1) Tech Real Estate composite includes ARE, BMR and GSL.
(2) Mixed Office / Industrial composite includes BED, GLB, MSW, PSB, KRC, HIW, LRY and DRE.
69.9%
33.5%
13.5%
8.1%
16.2%
24.3%
56.9%
93.0%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
DLR         Tech Real Estate
composite
RMS Mixed Office/Industrial
composite
Total Return Since IPO YTD Total Return
(2)
(1)

DLR is established in top technology markets
San Francisco
LA
Dallas
Atlanta
Chicago
NYC Metro
London
Amsterdam
Paris
Frankfurt
Top Tech Market
DLR Market
Source:
Top technology markets based on TeleGeography Colocation 2006 ranking of largest colocation markets in US and Europe.
Note:
Reflects all owned assets at of November 29, 2005.
Silicon Valley
Charlotte
St. Paul
Philadelphia
DC Metro
Phoenix
Denver
Seattle
Sacramento
Miami
Boston
Geneva
Düsseldorf

IBM

AON

AboveNet

Shaw

VERIO
An NTT Communications Company

Qwest
Spirit of Service

Abgenix

SAVVIS
TRANSFORMING INFORMATION TECHNOLOGY

equinix

COMVERSE

DIGITAL REALTY TRUST

DLR is increasingly well diversified by sector
Industry Distribution
(1)
Communications
36%
IT Services
30%
Other
Technology
12%
Financial &
Professional
Services
19%
Non-Technology
3%
Top 10 Tenants
(1) Calculated based on annualized rents using in place leases as of September 30, 2005.
(2) Pending the closing of the IBM Campus (Mainz, Germany) acquisition.
(2)

Source: Independent study by CCG Facilities Integration Inc. based on data center projects with improvements similar to DLR.
(1) Infrastructure only. Does not include electronic equipment. Assumes 60% ratio of data center to total building with all cost allocated to raised floor area.
(2) Reflects all owned properties and properties under contract as of October 28, 2005.
Replacement Cost Estimate
Replacement cost illustrates the value of DLR’s portfolio
DLR owns over 3.3M sq ft of improved data center space
(2)
Cost per Square Foot
Cost Components Low High
Land $40 $70
Building Shell 60 150
Electrical Systems $297 $396
Mechanical Systems (HVAC) 92 122
Fire Protection 21 29
Other Construction and Fees 130 173
Sub Total $540 $720
Total Development Costs $640 $940
Base Building
Data Center
Improvements (1)

Source: Press releases, company reports and internal estimates as of October 28, 2005.
(1) Reflects all owned properties and properties under contract as of October 28, 2005.
Recent data center sales support $750 psf in value
Indicative Recent Data Center Sales Comps
Announced Total Est Data Implied $psf Est Acq.
Property Buyer Location Prior Tenant Price ($M) Sq Ft Ctr Sq Ft Data Ctr Cap Rate
1350 Duane
Inland
Santa Clara, CA Sprint/Equinix $97.5 185,000      80,000        $1,219 7.8%
Kilroy (ex-MFN)
365 Main
El Segundo, CA Vacant $22.5 131,000      48,000        $469 N/A
Exodus Equinix El Segundo, CA Vacant $34.5 107,000      50,000        $690 N/A
Beaumeade Business Park Equinix Ashburn, VA Equinix/Others $53.0 461,700      N/A N/A 6.5%
Exodus (Equinix) * Undisc. El Segundo, CA Equinix $38.7 107,000      50,000        $774 7.8%
Average $788 7.0% - 7.5%
* Sale/leaseback of original purchase as per press release.  Transaction pending.
DLR owns over 3.3M sq ft of improved data center space
(1)

DLR’s acquisitions team continues to deliver …
Note:
Reflects 2005 acquisitions through November 29, 2005. Net rentable square feet figures include space held for redevelopment.
DLR has acquired approximately $438M in new properties contributing approximately $42M in projected NOI
Purchase Net Rentable In-place yr 1 Purchase Occupancy
Property Location Price ($M) Sq Ft NOI Cap Price PSF (Net of Redev)
833 Chestnut Philadelphia $59.0 654,758          10.7% $90 91%
MAPP St. Paul $15.6 88,134            9.7% $177 100%
Lakeside Technology Center Chicago $141.6 1,133,391       9.0% $125 89%
Denver Data Center Denver $16.5 82,229            9.2% $201 100%
Savvis Data Centers Los Angeles $92.5 560,000          11.0% $165 100%
Printer's Square Chicago $39.0 161,547          10.0% $241 84%
Amsterdam Data Center Amsterdam $17.3 112,472          9.2% $154 62%
Charlotte Internet Gateway Charlotte $17.2 95,490            9.5% $180 73%
Boston Data Center Waltham $14.3 71,000            Vacant $201 N/A
Geneva Data Center Geneva $12.1 59,191            9.1% $204 100%
Looking Glass Building Herndon, VA $12.9 71,000            9.9% $182 100%
YTD 2005 Acquisitions $438.0 3,089,212       9.5% $142

•
60 leases for technical space representing approx. 116,000 sq ft
•
Rent per square foot:  approx. $65.91 psf gross
•
Leasing costs per square foot:  approx. $19.22
(1)
•
40 leases for non-technical space representing approx. 216,000 sq ft
•
Rent per square foot:  approx. $19.34 psf gross
•
Leasing costs per square foot:  approx. $20.42
(1)
•
Excluding space held for redevelopment, portfolio is 93.2% leased
(2)
Note:
Based on new leases executed YTD 2005 as of November 6, 2005. Rents are annualized, straight line GAAP per net rentable square foot.
(1) Leasing costs per square foot are a one-time cost. Excludes redevelopment expense associated with space designated as space held for redevelopment.
(2) Calculated based on in place leases as of September 30, 2005. Excludes 732,000 sq ft of space held for redevelopment.
… with sales/leasing driving additional growth
DLR has executed 100 US leases (new and renewals) contributing over $11.8M in incremental annual GAAP rental revenues
Indicative DLR leasing in 2005

Case studies: DLR’s value-add leasing
-
DLR invested
approx. $2.5M to
fully condition
10,000 sq. ft. on a
speculative basis
-
DLR invested
approx. $10 psf to
enhance space
DLR Action
-
Executed new 10,000 sq. ft. suite lease
with IT services company at approx. $100
psf for 10 yr term
-
Executed new 22,300 sq. ft. lease with
financial institution at approx. $69 psf for
2.5 yr term
-
35,000 sq. ft. previously
vacant
-
Prior rate approx. $25 psf
-
Executed new 10,000 sq. ft. lease with
international telecom at approx. $57 psf
for 10 yr term
-
Executed new 22,500 sq. ft. lease with
software company at approx. $62 psf for 3
yr term
-
40,000 sq. ft. suite
previously vacant
-
Space substantially
conditioned by prior
tenant for data center
operations
-
Prior rate approx. $36 psf
New Lease(s) Prior Lease
Recent leasing illustrates effectiveness of DLR’s leasing and engineering team

2.50%
1.80%
3.50%
6.10%
12.10%
14.10%
1.60%
7.80%
6.60%
32.50%
2006 2007 2008 2009 2010 2011 2012 2013 2014 Thereafter
DLR’s model features long-term, stable leases
• The average lease term is in excess of 12 years with over 7 years remaining
• Leases typically contain 3% annual rent bumps
7.8% in next 3 yrs
The stability of our long-term leases complements our growth
Note:
Excludes 2005 lease expirations and space held for redevelopment as of September 30, 2005.
Lease Expiration as a % of Net Rentable Square Feet

Lease-Up
(2)
200,000 sq ft of basic
commercial space (gross rent
$20 / sq ft)
o
130,000 sq ft leased
YTD at $19.60 / sq ft
45,000 -  50,000 sq ft of highly
improved tech space (gross rent
$60 / sq ft)
o
115,500 sq ft leased
YTD at $71.10 / sq ft
Acquisitions
$450 - $500 million at 8.75% -
9.25% cap rate
o
$520m acquired at
9.5% cap rate
(3)
DLR is re-affirming its 2005 forecast
Internal Growth
2005 projected FFO Per Share Guidance
(1)
:
$1.35 - $1.40
External Growth
(1)  As per Company guidance provided on August 9, 2005.
(2)  Based on new leases executed YTD 2005 as of October 10, 2005.
(3)  Reflects 2005 acquisitions and properties under contract as of September 30, 2005.
3 – 4%
FFO Per Share Growth
6 – 8%
FFO Per Share Growth
9 – 12%
Overall FFO Per Share Growth

DLR recently released its preliminary 2006 forecast
Internal Growth
2006 projected FFO Per Share Guidance
(1)
:
$1.65 - $1.75
External Growth
(1)  As per Company guidance provided on November 9, 2005.
10 – 14%
FFO Per Share Growth
10 – 14%
FFO Per Share Growth
20 – 28%
Overall FFO Per Share Growth
Lease-Up
125,000 – 150,000 sq ft of basic
commercial space (gross rent
$19 / sq ft)
200,000 -  300,000 sq ft of highly
improved tech space (gross rent
$40 / sq ft)
Acquisitions
$200 - $400 million at 8.0% -
9.0% cap rate

DLR employs a conservative capital structure
• Wtd Average Cost of Debt: 6.0%
• Approximately 75% fixed rate debt
• Recently executed $350M credit facility
which reduced borrowing cost and
increased flexibility
• $103.8M outstanding on the credit
facility at September 30, 2005
• Periodically refinancing high cost debt
with lower rate, longer term, fixed rate
financing
• No debt maturing through 2008
(assuming extensions)
Total Market
Capitalization
(4)
$1,918.0M
Note: Based on September 30, 2005 financial statements.
(1) Based on most recent company guidance for 2006 FFO per share ($1.65 - $1.75) provided on November 9, 2005.
(2) Adjusted EBITDA divided by Interest Expense at September 30, 2005.
(3) Adjusted EBITDA divided by Fixed Charges at September 30, 2005. Fixed Charges include Interest Expense, Scheduled Debt Principal
Payments, and Preferred Dividends.
(4) Based on closing price of DLR common stock ($18.00) and preferred stock as of September 30, 2005.
Dividend Yield / Rate:    5.9% / $1.06
Projected FFO Payout Ratio
(1)
:
60.6% - 64.2%
Debt Service Coverage Ratio
(2):
3.4x
Fixed Charge Coverage Ratio
(3):
2.2x
Fixed Rate Debt
$517.9M
Variable Rate
Debt $169.0M
Preferred Stock (4)
$172.2M
Equity (4)
$1,058.9M
27%
9%
55%
9%

15.4x
15.7x
16.0x
20.3x
14.8x
12.8x
13.9x
17.1x
4.5%
4.9%
5.6%
4.0%
10.0x
11.0x
12.0x
13.0x
14.0x
15.0x
16.0x
17.0x
18.0x
19.0x
20.0x
21.0x
RMS DLR Mixed Office / Industrial Tech Real Estate Composite
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
2005E FFO Multiple 2006E FFO Multiple Dividend Yield
(2)
FFO Multiple (1)
Note: Based on closing price of DLR common stock ($21.86) and other securities as of November 25, 2005.
(1) Based on First Call consensus estimates for indicative purposes. DLR does not endorse the First Call consensus estimate. DLR guidance for 2005 FFO per share remains $1.35 - $1.40 as provided on August 9, 2005. DLR guidance for 2006 FFO per share of $1.65 - $1.75 as provided on November 9, 2005.
(2) Tech Real Estate composite includes ARE, BMR and GSL.
(3) Mixed Office / Industrial composite includes BED, GLB, MSW, PSB, KRC, HIW, LRY and DRE.
Dividend Yield
(3)
DLR trades at a discount to public peers
DLR’s FFO multiples remain at a discount

DLR is valued at a discount to prevailing RE metrics
Note:
Tech RE Composite includes ARE, BMR and GSL. Mixed Office/Industrial Composite includes BED, GLB, MSW, PSB, KRC, HIW, LRY and DRE.
(1)  Based on annualized NOI run rate for owned properties at September 30, 2005.
(2) Based on market price of DLR common stock ($18.00) and debt balances at September 30, 2005.
(3) Cap rate methodology calculated as 3Q NOI annualized / Total Market Capitalization as of November 25, 2005.
(4)  Assumes $125 psf value for pro forma space held for redevelopment (includes owned properties at September 30, 2005).
(5) Includes square footage associated with owned properties at September 30, 2005.
An analysis by Cushman & Wakefield of 60+ recent sales of properties similar to
DLR’s portfolio indicates a current market cap rate range of 7.50% to 8.25%
All figures in thousands except sq ft, % and psf figures
Projected NOI ('000)
(1)
$154,873
Est current total capitalization
(2)
$1,918,000
Implied cap rate 8.1%
Est value - Redev Space @ $125 psf ('000)
(4)
$91,458
Implied value - income producing $1,826,542
Implied cap rate - income producing 8.5%
Sq Ft (3Q including redevelopment)
(5)
8,596,423
Implied value psf - income producing $212
DLR Implied Valuation
(3)
5.00%
Tech RE Composite (5.3%)
6.00%
7.00%
Office/Industrial Composite (6.7%)
C&W Mkt
Cap Rates 8.00%
DLR Total Cap (8.1%)
9.00% DLR Cap - Income Producing (9.1%)

Definition of Non-GAAP Financial Measures
This presentation includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other
GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.
Net Operating Income (NOI)
NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance.
Funds from Operations (FFO)
We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate
Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses)
from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO.
Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.

Definition of Non-GAAP Financial Measures
(continued)
EBITDA and Adjusted EBITDA
We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and minority interests. Adjusted EBITDA is EBITDA excluding minority interests and preferred stock dividends. In addition, we believe EBITDA and adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because
EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA.
Each of FFO,NOI, and Adjusted EBITDA exclude items that have real economic effect and could materially impact our results from operations, and therefore the utility of FFO, NOI, and Adjusted EBTIDA as a measure of our performance is limited.
Unless otherwise indicated, all information assumes properties purchased and closed as of November 29, 2005.
Nothing contained herein is intended to revise the earnings, FFO or acquisition guidance we provided in a press release dated November
9, 2005 and available on our website at www.digitalrealtytrust.com.

Reconciliation of Non-GAAP Financial
Measures
Reconciliation of the range of 2005 projected net income to projected FFO
Low End High end
Net Income $11.3 - - $12.7
Add: Minority interest in operating partnership $13.5 - - $15.2
$24.8 - - $27.9
Add: Real estate related depreciation and amortization 60.1 - - 60.1
Funds from operations (FFO) $84.9 - - $88.0
Less: Preferred stock dividends (10.1) - - (10.1)
FFO available to common stock and unit holders $74.8 - - $77.9
FFO per share of common stock and unit outstanding $1.35 - - $1.40
55.5 - - 55.5
(in millions)
Net income before minority interest in operating partnership but after minority interest in consolidated joint ventures
Weighted average number of shares of common stock and units outstanding

Reconciliation of Non-GAAP Financial
Measures (continued)
Reconciliation of the range of 2006 projected net income to projected FFO
Low End High end
Net Income $23.2 - - $24.9
Add: Minority interest in operating partnership $18.1 - - $19.5
$41.3 - - $44.4
Add: Real estate related depreciation and amortization 69.8 - - 73.0
Funds from operations (FFO) $111.1 - - $117.4
Less: Preferred stock dividends (13.8) - - (13.8)
FFO available to common stock and unit holders $97.3 - - $103.6
FFO per share of common stock and unit outstanding $1.65 - - $1.75
59.2 - - 59.2
(in millions)
Net income before minority interest in operating partnership but after minority interest in consolidated joint ventures
Weighted average number of shares of common stock and units outstanding

Reconciliation of Non-GAAP Financial
Measures (continued)
Reconciliation of Earnings Before Interest Taxes and Depreciation and Amortization
9/30/2005 6/30/2005 3/31/2005
Net income available to common stockholders
1,326 $             2,136 $             1,468 $
Add: Interest 10,724              9,289                 8,121
Depreciation and amortization 16,957              14,328              12,143
EBITDA 29,007              25,753              21,732
Minority interests 1,624                 3,139                 2,156
Dividends to preferred stockholders 3,099                 2,199                 1,271
Adjusted EBITDA 33,730 $           31,091 $           25,159 $
Reconciliation of net income available to common stockholders to earnings before interest, taxes and depreciation and amortization (EBITDA) and Adjusted EBITDA
Three Months Ended

Digital Realty Trust

connecting

the worlds

of technology

and real estate